UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 23, 2008

ZIOPHARM Oncology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-32353	84-1475642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Avenue of the Americas, 19th Floor
New York, NY 10036
(Address of principal executive offices) (Zip Code)

(646) 214-0700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 23, 2008, ZIOPHARM Oncology, Inc. (the “Company”) held its annual shareholder meeting where the Company provided shareholders with the presentation attached hereto as Exhibit 99.1, which is incorporated herein by reference. The presentation was also made available via real-time webcast on the Company’s website, www.ziopharm.com, and will remain available on the Company’s website for 90 days, until July 21, 2008.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	ZIOPHARM Oncology, Inc. Shareholder Presentation dated April 23, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIOPHARM Oncology, Inc.: (Registrant)

Date: April 23, 2008	By:	/s/ Richard E. Bagley
RICHARD E. BAGLEY,
President, Chief Operating Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	ZIOPHARM Oncology, Inc. Shareholder Presentation dated April 23, 2008